                                                              Exhibit 4.1


TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                               READY FOR DELIVERY

COMMON STOCK                                                        COMMON STOCK
                                   [LOGO]
  NUMBER                   [REGISTERED TRADEMARK]                       SHARES
TMP

                          MORRISON KNUDSEN CORPORATION

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
   IN MINNEAPOLIS, MINNESOTA                                 CERTAIN DEFINITIONS
    OR IN NEW YORK, NEW YORK
                                                              CUSIP 61844A 10 9
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

          THIS CERTIFIES THAT





          is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

--------------------------------------------------------------------------------
--------------------------MORRISON KNUDSEN CORPORATION--------------------------
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.


     /s/ Stephen G. Hanks               /s/ Robert A. Tinstman

     EXECUTIVE VICE PRESIDENT,
CHIEF LEGAL COUNSEL AND SECRETARY       PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

BY

               AUTHORIZED SIGNATURE

                  [REGISTERED TRADEMARK - JEFFRIES BANKNOTE COMPANY]

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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED.
ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

                    UNIF GIFT MIN ACT --_________________Custodian_____________
                                              (Cust)                 (Minor)
                                        under Uniform Gifts to Minors
                                        Act____________________________________
                                                     (State)
                    UNIF TRF MIN ACT -- __________Custodian (until age________)
                                          (Cust)
                                        _________________under Uniform Transfers
                                             (Minor)
                                        to Minors Act___________________________
                                                                (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

  --------------------------------------

  --------------------------------------

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    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
                                   -------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

                                   X
                                    --------------------------------------------
                                   X
                                    --------------------------------------------
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                           NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
  -------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.